UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	1/31

Date of reporting period:	1/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

January 31, 2022
Annual Report
to Shareholders
DWS Total Return Bond Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
31	Statement of Assets and Liabilities
33	Statement of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
41	Notes to Financial Statements
59	Report of Independent Registered Public Accounting Firm
61	Information About Your Fund’s Expenses
63	Tax Information
64	Advisory Agreement Board Considerations and Fee Evaluation
68	Board Members and Officers
74	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Total Return Bond Fund

The securities markets are volatile and the market prices of the Fund’s securities may decline. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
DWS Total Return Bond Fund	|	3

Letter to Shareholders
Dear Shareholder:
While 2022 began with a moderately positive outlook for the economy given good corporate earnings and continued support from central banks, that shifted in late February as a result of escalating tensions between Russia and Ukraine, leading to a major conflict and subsequently a war. The attack on Ukraine has created an incredible humanitarian crisis as well as an economic and geopolitical emergency. At the time of this letter, our investors are focused on continuously assessing risks and forming opinions on the impact of this crisis on inflation, global trade, and the future of the world economy. As the current situation changes each day there is great uncertainty, and as such, we expect volatility to remain high until this conflict is resolved allowing markets to stabilize.
Our CIO Office expects that decisive interventions by central banks and other authorities will help ease current stress on financial systems. We also expect that the U.S. Federal Reserve (the “Fed” ) will remain on its course to fight increasing inflation expectations by increasing the key interest rates several times over the course of the year. Even more than the Fed, we believe that the European Central Bank (the “ECB” ) will focus on fighting recession and financial security risks as an immediate priority by continuing to monitor the impact of higher energy prices and dependencies on Russian gas imports. This may delay ECB changes to the net asset purchasing program. Our view is that the scope and pace of a future recovery from the resolution of the Ukraine crisis is likely to remain uneven among regions, asset classes and investment sectors.
In our view, the current market environment is one that underscores the value and importance of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office, which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world, makes an important difference in executing strategic and tactical decisions for the DWS Funds. As always, thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Total Return Bond Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Investment Strategy
The Fund seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. The Fund invests mainly in U.S. dollar-denominated fixed-income securities, including corporate bonds, U.S. government and agency bonds, and mortgage- and asset-backed securities. The Fund may also invest up to 35% of total assets in non-investment grade securities (high yield and junk bonds), including securities in default. Compared to investment grade securities, non-investment grade securities generally pay higher yields but have higher volatility and higher risk of default on payments. In addition, the Fund may invest up to 40% of total assets in foreign securities including up to 20% of total assets in securities of issuers located in emerging markets countries. To maintain liquidity, the Fund may also invest in cash or money market instruments.
For the annual period ended January 31, 2022, DWS Total Return Bond Fund returned -2.40%. The Bloomberg U.S. Aggregate Bond Index returned -2.97%. The average return for the Fund’s Morningstar peer group, the Intermediate Core-Plus Bond Funds category, was -2.93%.
Early in the period, financial markets assumed a “risk on”  posture in light of the government’s fiscal stimulus enacted in the wake of the pandemic and exceptionally supportive U.S. Federal Reserve (Fed) monetary policy.
In June of 2021, markets digested growing concern over COVID-19 variants and a surprisingly “hawkish”  Fed Open Market Committee (FOMC) meeting. The updated Fed “dot plot”  displaying FOMC member forecasts for fed funds signaled two hikes in the benchmark overnight lending rate in 2023, representing an acceleration of
DWS Total Return Bond Fund	|	5

the previous timetable. In response, short-term Treasury yields moved higher while longer-term yields declined.
As the period drew to a close, markets remained focused on the shifting outlook for monetary policy. Inflation, once characterized by the Fed as transitory, remained high in part due to supply chain issues and rising commodity prices. With unemployment levels nearing their pre-pandemic lows, the Fed indicated it was prepared to begin tapering the bond purchases that it has used to keep longer-term interest rates low.
November saw the Fed officially launch its tapering process, even as the rapid emergence of the Omicron variant of COVID-19 introduced added uncertainty. The pace of the Fed’s tapering of asset purchases was stepped up in December as inflation data for November came in above expectations. In addition, markets began to anticipate additional hikes in the fed funds rate in 2022, as opposed to the previously signaled 2023 rate lift-off. The yield on the 10-year Treasury bond, which began the 12-month period at 1.11%, finished the period at 1.79%.
“As the period drew to a close, markets remained focused on the shifting outlook for monetary policy.”
Positive and Negative Contributors to Performance
The Fund’s outperformance versus the benchmark for the 12-month period was driven by positioning with respect to more credit-sensitive fixed-income sectors that trade at a yield spread relative to U.S. Treasuries.
The Fund’s off-benchmark allocation to high yield corporate bonds led positive contributions to performance relative to the benchmark. Performance for high yield issues notably outstripped that of their more interest rate-sensitive investment grade counterparts over the period as Treasury yields finished higher. Within the high yield allocation, the Fund’s focus on BB-rated issues with improving fundamentals that came to be viewed by the market as investment grade candidates was especially beneficial.
Positioning in investment grade corporate bonds contributed positively to relative performance as well, in particular overweight exposure to technology and financial issuers. Exposure to energy-related issues weighed slightly on return.
6	|	DWS Total Return Bond Fund

The Fund’s positioning within securitized credit categories, which include residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, contributed positively to relative performance. Most notably, an underweight to residential mortgage-backed securities proved additive as the segment was negatively impacted by high loan prepayment rates.
Positioning with respect to duration and corresponding interest rate sensitivity was essentially a neutral factor in performance.
The Fund utilized derivatives during the period including futures contracts, foreign currency contracts and credit default swap indexes. Futures contracts were used in the effort to keep the Fund’s stance consistent with respect to the manager’s overall market view and the duration of the benchmark. Foreign currency contracts were used both to hedge currency exposures and to enhance potential gains, while credit default swap indexes were used to hedge credit risk. The Fund’s use of derivatives did not have a material impact on performance.
Outlook and Positioning
As of January 31, 2022, the bulk of the portfolio was allocated approximately as follows: 27.5% to securitized assets, 49.5% to investment grade corporate bonds, 8.8% to high-yield corporate bonds, 4.3% to emerging markets bonds, and 7.6% to developed market government securities. The Fund’s overall duration was 6.1% years versus 6.8% years for the Bloomberg U.S. Aggregate Index.
We have moved to a more cautious stance with respect to the U.S. fixed income market broadly. Although the asset class continues to display many constructive factors, concerns related to rising interest rates, diminished investor sentiment due to recent negative total returns, and lingering inflation are notable and growing. Bond market technical factors related to the interaction of supply and demand have weakened due to the pending policy tightening by the Fed and the recent spike in volatility in both the equity and bond markets. Although we do not view a pronounced episode of poor performance in credit-oriented assets as likely, we believe there is the potential for rising interest rates and widening credit spreads to weigh on fixed income returns as investors continue to digest the current market environment.
DWS Total Return Bond Fund	|	7

Portfolio Management Team
Gregory M. Staples, CFA, Regional Head of Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 2005 with 23 years of industry experience. Prior to his current role, he was a Senior Portfolio Manager and Co-Head of Portfolio Management. Prior to joining, he served as a Senior Managing Director at MONY.
—	Head of Fixed Income for North America: New York.
—	BA in Economics, Columbia College; MBA, New York University, Stern School of Business.
Thomas M. Farina, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2016.
—	Joined DWS in 2006 with 12 years of industry experience. Head of Investment Grade Corporate Credit since 2013. Prior to joining, he held roles at Merrill Lynch Investment Management, Greenwich NatWest and at DnB Asset Management. He began his career as a Ratings Analyst at Standard & Poor’s.
—	Senior Portfolio Manager and Co-Head of US Credit: New York.
—	BA and MA in Economics, State University of New York at Albany.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—	Joined DWS in 1999. Prior to her current role, she served as a senior corporate bond trader. She also served in Investment Support for Stable Value, Specialty Fixed Income and Global Insurance.
—	Fixed Income Portfolio Manager: New York.
—	BS in Finance, Lehigh University; MBA, Fordham University.
Christopher J. Munshower, CFA, Senior Portfolio Manager Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2020.
—	Joined DWS in 2004. Previously worked as a Senior High Grade Fixed Income Analyst at Bear Stearns and a Senior Research Analyst in the Insurance Ratings Group and in the Municipal Bond Group at Standard & Poor’s.
—	Corporate Sector Portfolio Manager: New York.
—	BS in Accounting and Economics, Lehigh University.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Bloomberg U.S. Aggregate Bond Index (name changed from Bloomberg Barclays U.S. Aggregate Bond Index, effective August 24, 2021) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
8	|	DWS Total Return Bond Fund

The Morningstar Intermediate Core-Plus Bond represents Intermediate-term core-plus portfolios that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, but generally have greater flexibility than core offerings to hold non-core sectors such as corporate high yield, bank loan, emerging-markets debt, and non-U.S. currency exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. The category returns for the one-, five-, and 10-year periods ended January 31, 2022 were -2.93%, 2.99% and 2.61%, respectively.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.
Credit Spread refers to the excess yield offered by a lower quality bond relative to a higher quality bond of comparable maturity. When spreads widen, yield differences are increasing between the bonds being compared. When spreads narrow, the opposite is true.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
Mortgage-backed securities (MBS) are securities made up of a bundle of home loans bought from the banks that issued them. Investors receive periodic payments similar to coupon payments on bonds.
Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.
Asset-backed securities (ABS) are debt instruments backed by loans or accounts receivable and that are originated by banks, credit card companies, or other providers of credit.
Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.
DWS Total Return Bond Fund	|	9

Performance Summary	January 31, 2022 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/22
Unadjusted for Sales Charge	–2.40%	3.41%	2.84%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–5.09%	2.83%	2.56%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	3.08%	2.59%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/22
Unadjusted for Sales Charge	–3.04%	2.65%	2.09%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–3.04%	2.65%	2.09%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	3.08%	2.59%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/22
No Sales Charges	–2.65%	3.13%	2.44%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	3.08%	2.59%
Class R6	1-Year	Life of Class*
Average Annual Total Returns as of 1/31/22
No Sales Charges	–2.18%	2.56%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	2.31%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/22
No Sales Charges	–2.16%	3.67%	3.11%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	3.08%	2.59%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 1/31/22
No Sales Charges	–2.08%	3.71%	3.11%
Bloomberg U.S. Aggregate Bond Index†	–2.97%	3.08%	2.59%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from
10	|	DWS Total Return Bond Fund

performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 0.96%, 1.71%, 1.37%, 0.64%, 0.72% and 0.69% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.
Returns shown for Class R shares for the periods prior to its inception on October 27, 2017 are derived from the historical performance of Institutional Class shares of DWS Total Return Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended January 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
DWS Total Return Bond Fund	|	11

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 1, 2019.
†	The Bloomberg U.S. Aggregate Bond Index (name changed from Bloomberg Barclays U.S. Aggregate Bond Index, effective August 24, 2021) is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.
	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
1/31/22	$ 10.91	$ 10.93	$ 10.91	$ 10.86	$ 10.91	$ 10.88
1/31/21	$ 11.43	$ 11.44	$ 11.43	$ 11.38	$ 11.43	$ 11.39
Distribution Information as of 1/31/22
Income Dividends, Twelve Months	$ .25	$ .17	$ .22	$ .28	$ .28	$ .28
January Income Dividend	$ .0211	$ .0141	$ .0188	$ .0233	$ .0234	$ .0234
SEC 30-day Yield‡	2.13%	1.47%	1.98%	2.48%	2.48%	2.48%
Current Annualized Distribution Rate‡	2.32%	1.55%	2.07%	2.57%	2.57%	2.58%
‡	The SEC yield is net investment income per share earned over the month ended January 31, 2022, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 1.91%, 1.26%, 1.79%, 2.21%, 2.25% and 2.28% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. The current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2022. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.10%, 1.34%, 1.88%, 2.30%, 2.34% and 2.38% for Class A, C, R, R6, S and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
12	|	DWS Total Return Bond Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	1/31/22	1/31/21
Corporate Bonds	64%	66%
Mortgage-Backed Securities Pass-Throughs	11%	13%
Government & Agency Obligations	9%	5%
Collateralized Mortgage Obligations	8%	8%
Asset-Backed	7%	7%
Commercial Mortgage-Backed Securities	2%	4%
Short-Term U.S. Treasury Obligations	1%	1%
Warrants	0%	0%
Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, Net	-2%	-4%
	100%	100%
Quality (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	1/31/22	1/31/21
AAA	28%	24%
AA	6%	5%
A	13%	17%
BBB	42%	36%
BB	9%	15%
B	1%	2%
CCC	—	0%
D	0%	—
Not Rated	1%	1%
	100%	100%
The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	1/31/22	1/31/21
Effective Maturity	10.1 years	8.5 years
Effective Duration	6.1 years	6.0 years
Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Effective duration is an approximate measure of the Fund’s sensitivity to interest rate changes taking into consideration any maturity shortening features.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 74 for contact information.
DWS Total Return Bond Fund	|	13

Investment Portfolio	as of January 31, 2022
	Principal Amount ($)(a)	Value ($)
Corporate Bonds 64.0%
Communication Services 5.4%
Amazon.com, Inc.:
2.5%, 6/3/2050	160,000	141,634
2.7%, 6/3/2060	949,000	833,802
AT&T, Inc.:
2.25%, 2/1/2032	730,000	682,420
2.75%, 6/1/2031	500,000	493,241
3.65%, 6/1/2051	800,000	782,031
CCO Holdings LLC, 144A, 4.75%, 3/1/2030	970,000	962,526
Charter Communications Operating LLC:
3.5%, 3/1/2042	1,174,000	1,052,615
3.7%, 4/1/2051	884,000	781,997
4.4%, 12/1/2061	277,000	261,985
Cox Communications, Inc., 144A, 2.95%, 10/1/2050	345,000	299,972
Discovery Communications LLC, 4.0%, 9/15/2055	504,000	489,583
Empresa Nacional de Telecomunicaciones SA, REG S, 4.75%, 8/1/2026	247,000	261,514
Meituan, 144A, 2.125%, 10/28/2025	721,000	680,307
Netflix, Inc.:
144A, 3.625%, 6/15/2025	435,000	450,471
5.875%, 11/15/2028 (b)	1,350,000	1,564,312
NortonLifeLock, Inc., 3.95%, 6/15/2022	2,500,000	2,503,125
Tencent Holdings Ltd., 144A, 3.84%, 4/22/2051	500,000	496,767
T-Mobile U.S.A., Inc.:
2.05%, 2/15/2028	215,000	206,863
2.25%, 11/15/2031	985,000	906,583
2.625%, 4/15/2026	1,125,000	1,102,500
3.0%, 2/15/2041	597,000	539,752
3.3%, 2/15/2051	322,000	290,534
3.375%, 4/15/2029 (b)	1,125,000	1,105,425
Verizon Communications, Inc.:
2.1%, 3/22/2028	355,000	345,990
144A, 2.355%, 3/15/2032	690,000	655,240
2.55%, 3/21/2031	535,000	522,423
2.65%, 11/20/2040	425,000	379,152
2.85%, 9/3/2041	560,000	522,747
3.0%, 11/20/2060	400,000	347,440
The accompanying notes are an integral part of the financial statements.
14	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
3.7%, 3/22/2061	500,000	501,203
Walt Disney Co., 2.65%, 1/13/2031	435,000	432,910
		20,597,064
Consumer Discretionary 5.4%
7-Eleven, Inc.:
144A, 1.3%, 2/10/2028	292,000	271,684
144A, 1.8%, 2/10/2031	1,092,000	1,002,404
Carnival Corp.:
144A, 5.75%, 3/1/2027	790,000	757,768
144A, 7.625%, 3/1/2026	410,000	418,200
Ford Motor Co., 3.25%, 2/12/2032	1,620,000	1,541,171
Ford Motor Credit Co. LLC:
2.7%, 8/10/2026	2,020,000	1,956,875
2.9%, 2/16/2028	1,804,000	1,716,686
3.375%, 11/13/2025	1,094,000	1,095,225
3.625%, 6/17/2031	2,230,000	2,196,550
General Motors Co., 5.4%, 4/1/2048	600,000	711,640
General Motors Financial Co., Inc.:
2.35%, 1/8/2031 (b)	750,000	701,486
2.7%, 6/10/2031	750,000	714,241
3.95%, 4/13/2024	1,195,000	1,242,843
4.35%, 4/9/2025	720,000	763,072
Hilton Domestic Operating Co., Inc., 144A, 3.625%, 2/15/2032	1,350,000	1,281,055
Lowe’s Companies, Inc.:
2.8%, 9/15/2041	730,000	666,325
3.0%, 10/15/2050	684,000	625,135
McDonald’s Corp., 3.625%, 9/1/2049	423,000	432,240
Nissan Motor Co., Ltd., 144A, 4.345%, 9/17/2027	1,000,000	1,057,114
Royal Caribbean Cruises Ltd.:
144A, 4.25%, 7/1/2026	300,000	280,134
144A, 5.5%, 4/1/2028 (b)	540,000	523,957
Walmart, Inc., 1.8%, 9/22/2031	750,000	715,338
		20,671,143
Consumer Staples 1.7%
Altria Group, Inc.:
2.45%, 2/4/2032	371,000	337,355
3.7%, 2/4/2051	400,000	345,453
Anheuser-Busch Companies LLC, 4.9%, 2/1/2046	649,000	767,832
Anheuser-Busch InBev Worldwide, Inc.:
4.35%, 6/1/2040	821,000	907,082
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	15

	Principal Amount ($)(a)	Value ($)
5.55%, 1/23/2049	581,000	749,110
BAT Capital Corp.:
2.726%, 3/25/2031	495,000	463,811
3.734%, 9/25/2040	468,000	421,151
JBS Finance Luxembourg Sarl, 144A, 2.5%, 1/15/2027	1,920,000	1,862,419
Philip Morris International, Inc., 2.1%, 5/1/2030	590,000	564,390
		6,418,603
Energy 2.3%
Cenovus Energy, Inc., 3.75%, 2/15/2052 (b)	153,000	146,676
Cheniere Energy Partners LP:
144A, 3.25%, 1/31/2032	390,000	366,826
4.5%, 10/1/2029	2,000,000	2,044,440
DCP Midstream Operating LP, 3.25%, 2/15/2032	530,000	500,850
Enterprise Products Operating LLC, 3.3%, 2/15/2053	468,000	432,209
Exxon Mobil Corp., 2.44%, 8/16/2029	871,000	870,207
Hess Corp., 5.8%, 4/1/2047	945,000	1,190,509
Petroleos Mexicanos, 144A, 6.7%, 2/16/2032	500,000	494,950
Plains All American Pipeline LP, 3.8%, 9/15/2030 (b)	360,000	367,342
Saudi Arabian Oil Co., 144A, 1.625%, 11/24/2025	242,000	236,858
Shell International Finance BV, 3.0%, 11/26/2051	1,250,000	1,185,079
Total Energies Capital International SA, 3.127%, 5/29/2050	480,000	465,706
Williams Companies, Inc., 3.5%, 10/15/2051	460,000	429,160
		8,730,812
Financials 27.1%
AerCap Ireland Capital DAC:
1.75%, 1/30/2026	512,000	492,065
3.0%, 10/29/2028	1,379,000	1,350,949
3.4%, 10/29/2033	450,000	436,653
3.85%, 10/29/2041	903,000	882,555
Air Lease Corp.:
3.0%, 2/1/2030	1,218,000	1,180,230
4.125%, Perpetual (c)	3,250,000	3,164,687
Aircastle Ltd., 4.4%, 9/25/2023	1,214,000	1,257,558
American Express Co., 3.55%, Perpetual (c)	4,000,000	3,830,000
Ares Capital Corp., 2.875%, 6/15/2027	1,270,000	1,247,330
Avolon Holdings Funding Ltd.:
144A, 2.528%, 11/18/2027	1,316,000	1,247,961
144A, 4.25%, 4/15/2026	370,000	383,962
Banco del Estado de Chile, 144A, 2.704%, 1/9/2025	960,000	970,968
Banco Santander SA, 1.722%, 9/14/2027	800,000	766,974
The accompanying notes are an integral part of the financial statements.
16	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Bank of America Corp.:
3-month USD-LIBOR + 0.77%, 0.91% (d), 2/5/2026	1,279,000	1,293,310
1.922%, 10/24/2031	2,140,000	1,982,682
2.972%, 7/21/2052	566,000	526,195
3.824%, 1/20/2028	780,000	826,372
4.375%, Perpetual (b) (c)	2,000,000	1,975,200
Bank of New York Mellon Corp., 3.75%, Perpetual (c)	4,100,000	3,977,000
Bank of Nova Scotia, 3.625%, 10/27/2081	4,000,000	3,686,673
Barclays PLC:
2.645%, 6/24/2031	850,000	820,639
2.852%, 5/7/2026	1,505,000	1,520,170
3.33%, 11/24/2042	670,000	638,169
BBVA Bancomer SA, 144A, 1.875%, 9/18/2025	1,427,000	1,391,339
Blackstone Holdings Finance Co. LLC, 144A, 2.0%, 1/30/2032	1,370,000	1,265,712
Blackstone Secured Lending Fund:
144A, 2.85%, 9/30/2028	740,000	695,626
3.625%, 1/15/2026	1,385,000	1,419,530
BNP Paribas SA, 144A, 4.625%, Perpetual (c)	1,510,000	1,449,570
Capital One Financial Corp.:
2.359%, 7/29/2032	1,720,000	1,576,910
3.95%, Perpetual (b) (c)	2,300,000	2,248,250
Citigroup, Inc.:
3.2%, 10/21/2026	1,000,000	1,036,462
4.0%, Perpetual (c)	5,800,000	5,727,500
Credit Suisse Group AG:
144A, 2.193%, 6/5/2026	480,000	474,133
144A, 3.091%, 5/14/2032	280,000	271,936
Enstar Finance LLC, 5.5%, 1/15/2042 (b)	2,940,000	2,899,194
HSBC Holdings PLC:
2.206%, 8/17/2029	540,000	514,220
4.6%, Perpetual (c)	2,500,000	2,407,825
JPMorgan Chase & Co.:
1.953%, 2/4/2032	486,000	450,265
2.739%, 10/15/2030	1,000,000	994,592
2.963%, 1/25/2033	1,400,000	1,409,202
3.328%, 4/22/2052	519,000	522,243
3.65%, Perpetual (c)	1,450,000	1,393,986
3.782%, 2/1/2028	1,479,000	1,568,402
M&T Bank Corp., 3.5%, Perpetual (c)	1,290,000	1,212,742
Mizuho Financial Group, Inc., 1.234%, 5/22/2027	1,285,000	1,221,056
Morgan Stanley:
2.484%, 9/16/2036	1,187,000	1,102,758
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	17

	Principal Amount ($)(a)	Value ($)
2.943%, 1/21/2033	954,000	955,189
3.217%, 4/22/2042	160,000	158,701
National Australia Bank, 144A, 3.347%, 1/12/2037	850,000	827,092
Natwest Group PLC, 4.6%, Perpetual (b) (c)	2,150,000	2,021,000
Nippon Life Insurance Co., 144A, 2.75%, 1/21/2051	1,000,000	951,750
Oversea-Chinese Banking Corp., Ltd., 144A, 1.832%, 9/10/2030	3,405,000	3,330,635
PNC Financial Services Group, Inc., 3.4%, Perpetual (b) (c)	2,900,000	2,733,221
REC Ltd.:
144A, 4.75%, 5/19/2023	683,000	702,532
144A, 5.25%, 11/13/2023	1,345,000	1,409,167
Santander Holdings U.S.A., Inc., 3.244%, 10/5/2026	1,000,000	1,022,532
Societe Generale SA:
144A, 4.75%, Perpetual (c)	1,025,000	1,012,608
144A, 5.375%, Perpetual (b) (c)	900,000	905,850
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042	750,000	862,552
The Charles Schwab Corp., Series I, 4.0%, Perpetual (c)	2,155,000	2,128,989
The Goldman Sachs Group, Inc.:
0.855%, 2/12/2026	1,005,000	969,205
1.431%, 3/9/2027	849,000	814,974
1.992%, 1/27/2032	1,290,000	1,189,045
2.908%, 7/21/2042	588,000	550,240
3.102%, 2/24/2033 (b)	1,171,000	1,177,700
3.8%, Perpetual (c)	3,465,000	3,332,602
U.S. Bancorp., 3.7%, Perpetual (c)	3,075,000	2,955,075
UBS Group AG:
144A, 2.095%, 2/11/2032	701,000	650,914
144A, 2.746%, 2/11/2033	450,000	435,914
144A, 4.375%, Perpetual (c)	1,121,000	1,055,085
Wells Fargo & Co.:
2.393%, 6/2/2028 (b)	1,274,000	1,263,462
3.068%, 4/30/2041	500,000	482,285
3.9%, Perpetual (c)	2,105,000	2,084,897
		103,694,971
Health Care 4.1%
AbbVie, Inc.:
4.25%, 11/21/2049	703,000	782,509
4.75%, 3/15/2045	446,000	515,596
Amgen, Inc.:
2.8%, 8/15/2041	281,000	253,528
3.0%, 1/15/2052	625,000	566,609
Baxter International, Inc., 144A, 2.539%, 2/1/2032	420,000	406,918
The accompanying notes are an integral part of the financial statements.
18	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)		Value ($)
Bristol-Myers Squibb Co., 4.25%, 10/26/2049		880,000	1,015,387
Centene Corp.:
2.45%, 7/15/2028		540,000	513,599
2.625%, 8/1/2031		1,100,000	1,029,358
Charles River Laboratories International, Inc., 144A, 3.75%, 3/15/2029		1,245,000	1,201,052
Cigna Corp.:
2.375%, 3/15/2031		490,000	469,317
3.2%, 3/15/2040		145,000	139,571
3.4%, 3/15/2051		500,000	477,542
CVS Health Corp.:
1.75%, 8/21/2030		1,000,000	917,596
2.7%, 8/21/2040		225,000	200,986
4.25%, 4/1/2050		180,000	200,716
5.05%, 3/25/2048		500,000	612,327
DH Europe Finance II Sarl, 0.75%, 9/18/2031	EUR	2,010,000	2,171,874
Gilead Sciences, Inc.:
1.65%, 10/1/2030 (b)		320,000	296,234
2.8%, 10/1/2050		380,000	342,702
HCA, Inc.:
4.125%, 6/15/2029		1,134,000	1,207,984
5.25%, 6/15/2049		410,000	483,031
Merck & Co., Inc., 2.75%, 12/10/2051		310,000	284,369
Thermo Fisher Scientific, Inc.:
2.0%, 10/15/2031		370,000	351,717
2.8%, 10/15/2041 (b)		330,000	312,849
UnitedHealth Group, Inc.:
2.9%, 5/15/2050		430,000	403,649
3.25%, 5/15/2051		500,000	498,125
			15,655,145
Industrials 5.1%
Adani Ports & Special Economic Zone Ltd., 144A, 4.2%, 8/4/2027		1,264,000	1,293,485
American Airlines, Inc., 144A, 5.5%, 4/20/2026		1,095,000	1,121,006
Block, Inc., 144A, 3.5%, 6/1/2031		610,000	581,025
Boeing Co.:
1.95%, 2/1/2024		2,310,000	2,319,331
2.196%, 2/4/2026		1,967,000	1,933,431
2.75%, 2/1/2026		3,195,000	3,235,886
4.875%, 5/1/2025		873,000	939,537
Canadian Pacific Railway Co.:
3.0%, 12/2/2041 (b)		340,000	326,529
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	19

	Principal Amount ($)(a)	Value ($)
3.1%, 12/2/2051	320,000	305,533
Delta Air Lines, Inc.:
4.375%, 4/19/2028 (b)	850,000	866,516
144A, 4.5%, 10/20/2025	270,000	280,119
FedEx Corp., 2.4%, 5/15/2031	610,000	588,218
General Motors Financial Co., Inc., 3.1%, 1/12/2032	750,000	734,294
Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027	1,500,000	1,593,750
Otis Worldwide Corp., 2.565%, 2/15/2030	530,000	524,171
Prime Security Services Borrower LLC, 144A, 5.25%, 4/15/2024	2,380,000	2,453,780
Union Pacific Corp., 2.95%, 3/10/2052	420,000	394,640
		19,491,251
Information Technology 4.8%
Apple, Inc.:
2.7%, 8/5/2051	410,000	375,538
3.45%, 2/9/2045	909,000	945,969
Broadcom, Inc.:
144A, 3.137%, 11/15/2035	839,000	795,275
144A, 3.75%, 2/15/2051	569,000	547,837
Dell International LLC:
144A, 3.45%, 12/15/2051	894,000	785,874
4.9%, 10/1/2026	2,208,000	2,423,298
8.35%, 7/15/2046	129,000	203,547
Fidelity National Information Services, Inc., 2.25%, 3/1/2031	995,000	938,962
Intel Corp.:
3.05%, 8/12/2051	230,000	216,796
3.2%, 8/12/2061	190,000	176,265
Micron Technology, Inc., 3.477%, 11/1/2051	636,000	599,315
Microsoft Corp., 2.921%, 3/17/2052	775,000	757,707
MSCI, Inc.:
144A, 3.25%, 8/15/2033	420,000	393,889
144A, 3.625%, 9/1/2030	1,075,000	1,054,414
NVIDIA Corp., 3.5%, 4/1/2050	482,000	512,701
NXP BV:
144A, 2.5%, 5/11/2031	1,000,000	957,373
144A, 3.125%, 2/15/2042	460,000	433,800
144A, 3.25%, 11/30/2051	230,000	212,879
Open Text Corp., 144A, 3.875%, 2/15/2028	1,800,000	1,763,964
Oracle Corp.:
3.6%, 4/1/2050	235,000	208,183
3.65%, 3/25/2041	1,121,000	1,042,615
The accompanying notes are an integral part of the financial statements.
20	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
4.0%, 11/15/2047	350,000	331,969
Salesforce.com, Inc., 2.9%, 7/15/2051	1,100,000	1,044,452
SK Hynix, Inc., 144A, 1.5%, 1/19/2026 (b)	1,769,000	1,705,281
		18,427,903
Materials 0.8%
MEGlobal Canada ULC, 144A, 5.0%, 5/18/2025	2,370,000	2,541,825
Suzano Austria GmbH, 2.5%, 9/15/2028	720,000	681,840
		3,223,665
Real Estate 1.6%
American Tower Corp.:
(REIT), 2.1%, 6/15/2030	430,000	400,577
(REIT), 2.95%, 1/15/2051	290,000	252,163
Boston Properties LP, (REIT), 2.55%, 4/1/2032	690,000	664,013
Crown Castle International Corp.:
(REIT), 2.9%, 4/1/2041	627,000	569,064
(REIT), 3.8%, 2/15/2028 (b)	820,000	864,012
MPT Operating Partnership LP, (REIT), 3.5%, 3/15/2031	1,750,000	1,688,750
Welltower, Inc.:
(REIT), 2.75%, 1/15/2031	300,000	296,026
(REIT), 2.8%, 6/1/2031	700,000	691,168
(REIT), 3.1%, 1/15/2030	820,000	833,355
		6,259,128
Utilities 5.7%
AES Panama Generation Holdings SRL, 144A, 4.375%, 5/31/2030	868,000	863,669
Consolidated Edison Co. of New York, Inc., 2.4%, 6/15/2031 (b)	460,000	447,551
Dominion Energy, Inc., 3.375%, 4/1/2030	1,060,000	1,098,853
Duke Energy Corp.:
3.25%, 1/15/2082	2,200,000	2,057,436
4.2%, 6/15/2049	270,000	293,901
Duke Energy Indiana LLC, 2.75%, 4/1/2050	480,000	429,095
Edison International, 5.0%, Perpetual (c)	2,650,000	2,639,877
EDP Finance BV, 144A, 3.625%, 7/15/2024	1,555,000	1,605,896
NextEra Energy Capital Holdings, Inc., 3.5%, 4/1/2029	740,000	776,254
NextEra Energy Operating Partners LP:
144A, 3.875%, 10/15/2026	1,750,000	1,763,125
144A, 4.25%, 7/15/2024	2,700,000	2,779,312
Pacific Gas and Electric Co.:
2.5%, 2/1/2031	180,000	164,549
3.25%, 6/1/2031	650,000	624,047
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	21

	Principal Amount ($)(a)		Value ($)
3.3%, 8/1/2040		520,000	451,237
3.5%, 8/1/2050		225,000	191,659
Perusahaan Listrik Negara PT, 144A, 2.875%, 10/25/2025	EUR	2,526,000	2,971,781
Southern Co., 3.75%, 9/15/2051		1,703,000	1,661,907
Southern Power Co., 4.95%, 12/15/2046		745,000	859,201
			21,679,350
Total Corporate Bonds (Cost $250,107,199)			244,849,035
Mortgage-Backed Securities Pass-Throughs 10.8%
Federal Home Loan Mortgage Corp.:
3.5%, with various maturities from 6/1/2028 until 7/1/2045		3,372,004	3,593,246
4.5%, 12/1/2040		377,609	413,066
5.5%, with various maturities from 6/1/2039 until 5/1/2041		619,447	699,009
6.0%, 11/1/2038		31,607	32,435
7.5%, 2/1/2035		85,516	97,802
Federal National Mortgage Association:
2.5%, 2/1/2052 (e)		30,900,000	30,842,155
3.5%, with various maturities from 11/1/2042 until 12/1/2046		3,489,617	3,689,381
4.5%, 11/1/2043		249,892	272,895
5.5%, with various maturities from 2/1/2031 until 2/1/2042		1,137,012	1,265,546
6.5%, with various maturities from 5/1/2023 until 4/1/2037		22,433	25,400
Government National Mortgage Association:
4.5%, 7/15/2040		40,820	45,560
5.5%, 6/15/2042		68,381	77,157
6.5%, with various maturities from 12/15/2023 until 7/15/2039		215,005	240,535
Total Mortgage-Backed Securities Pass-Throughs (Cost $41,036,602)			41,294,187
Asset-Backed 6.4%
Automobile Receivables 0.3%
Avis Budget Rental Car Funding AESOP LLC, “C” , Series 2019-1A, 144A, 4.53%, 3/20/2023		166,667	167,137
JPMorgan Chase Bank NA, “E” , Series 2021-1, 144A, 2.365%, 9/25/2028		925,071	918,957
			1,086,094
The accompanying notes are an integral part of the financial statements.
22	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
Credit Card Receivables 0.7%
Fair Square Issuance Trust, “A” , Series 2020-AA, 144A, 2.9%, 9/20/2024	2,690,000	2,691,857
Home Equity Loans 0.0%
CIT Home Equity Loan Trust, “AF6” , Series 2002-1, 6.2%, 2/25/2030	17,833	17,972
Miscellaneous 5.4%
AMSR Trust:
“B” , Series 2021-SFR2, 144A, 1.777%, 8/17/2038	5,806,667	5,596,439
“C” , Series 2021-SFR2, 144A, 1.877%, 8/17/2038	3,350,000	3,223,426
Babson CLO Ltd., “A2R” , Series 2016-1A, 144A, 3-month USD-LIBOR + 1.45%, 1.709% (d), 7/23/2030	3,300,000	3,301,990
CF Hippolyta LLC, “B1” , Series 2020-1, 144A, 2.28%, 7/15/2060	1,467,691	1,449,256
DB Master Finance LLC, “A23” , Series 2021-1A, 144A, 2.791%, 11/20/2051	3,750,000	3,677,636
Progress Residential Trust, “B” , Series 2021-SFR3, 144A, 1.495%, 10/17/2027	1,300,000	1,242,348
Wendy’s Funding LLC, “A2II” , Series 2021-1A, 144A, 2.775%, 6/15/2051	2,225,815	2,169,390
		20,660,485
Total Asset-Backed (Cost $24,991,101)		24,456,408
Commercial Mortgage-Backed Securities 2.2%
20 Times Square Trust:
“B” , Series 2018-20TS, 144A, 3.1% (d), 5/15/2035	2,000,000	1,984,255
“C” , Series 2018-20TS, 144A, 3.1% (d), 5/15/2035	1,500,000	1,472,729
BAMLL Commercial Mortgage Securities Trust, “C” , Series 2018-DSNY, 144A, 1-month USD-LIBOR + 1.35%, 1.456% (d), 9/15/2034	667,000	661,979
Citigroup Commercial Mortgage Trust, “D” , Series 2019-PRM, 144A, 4.35%, 5/10/2036	1,275,000	1,302,518
GMAC Commercial Mortgage Securities, Inc., “G” , Series 2004-C1, 144A, 5.455%, 3/10/2038	2,674,892	1,641,290
MTRO Commercial Mortgage Trust, “C” , Series 2019-TECH, 144A, 1-month USD-LIBOR + 1.3%, 1.406% (d), 12/15/2033	500,000	489,343
Natixis Commercial Mortgage Securities Trust, “A” , Series 2018-OSS, 144A, 4.177%, 12/15/2037	750,000	797,816
Total Commercial Mortgage-Backed Securities (Cost $9,402,693)		8,349,930
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	23

	Principal Amount ($)(a)	Value ($)
Collateralized Mortgage Obligations 8.1%
Alternative Loan Trust, “1A4” , Series 2006-43CB, 6.0%, 2/25/2037	112,655	82,345
Arroyo Mortgage Trust, “A1” , Series 2021-1R, 144A, 1.175%, 10/25/2048	3,542,525	3,484,621
Banc of America Mortgage Trust, “2A2” , Series 2004-A, 2.56% (d), 2/25/2034	51,582	52,935
Bear Stearns Adjustable Rate Mortgage Trust, “2A1” , Series 2005-11, 2.561% (d), 12/25/2035	99,386	104,127
CHL Mortgage Pass Through Trust, “2A5” , Series 2004-13, 5.75%, 8/25/2034	140,355	140,896
Connecticut Avenue Securities Trust:
“1M2” , Series 2019-R03, 144A, 1-month USD-LIBOR + 2.15%, 2.258% (d), 9/25/2031	97,948	98,322
“1M2” , Series 2019-R02, 144A, 1-month USD-LIBOR + 2.3%, 2.408% (d), 8/25/2031	161,074	161,738
CSFB Mortgage-Backed Pass-Through Certificates, “10A3” , Series 2005-10, 6.0%, 11/25/2035	197,799	72,939
Fannie Mae Connecticut Avenue Securities:
“1M2” , Series 2018-C06, 1-month USD-LIBOR + 2.0%, 2.108% (d), 3/25/2031	454,077	458,864
“1M2” , Series 2018-C03, 1-month USD-LIBOR + 2.15%, 2.258% (d), 10/25/2030	712,855	721,455
“1M2” , Series 2018-C01, 1-month USD-LIBOR + 2.25%, 2.358% (d), 7/25/2030	702,152	710,956
Farm Mortgage Trust, “A” , Series 2021-1, 144A, 2.18%, 1/25/2051	1,676,289	1,626,795
Federal Home Loan Mortgage Corp., “6” , Series 233, Interest Only, 4.5%, 8/15/2035	99,983	15,945
Flagstar Mortgage Trust:
“A1” , Series 2021-9INV, 144A, 2.5%, 9/25/2041	2,330,426	2,329,699
“A5” , Series 2021-5INV, 144A, 2.5%, 7/25/2051	3,544,325	3,523,440
“A2” , Series 2021-6INV, 144A, 3.0%, 8/25/2051	4,111,825	4,130,077
Freddie Mac Structured Agency Credit Risk Debt Notes:
“M2” , Series 2019-DNA4, 144A, 1-month USD-LIBOR + 1.95%, 2.058% (d), 10/25/2049	379,913	381,016
“M2” , Series 2018-DNA3, 144A, 1-month USD-LIBOR + 2.1%, 2.208% (d), 9/25/2048	1,081,081	1,093,958
“M2” , Series 2018-DNA2, 144A, 1-month USD-LIBOR + 2.15%, 2.258% (d), 12/25/2030	1,400,000	1,420,363
“M2” , Series 2017-DNA3, 1-month USD-LIBOR + 2.5%, 2.608% (d), 3/25/2030	947,970	962,215
“M2” , Series 2019-DNA1, 144A, 1-month USD-LIBOR + 2.65%, 2.758% (d), 1/25/2049	199,506	202,005
Government National Mortgage Association:
“DI” , Series 2014-102, Interest Only, 3.5%, 7/16/2029	2,362,551	112,414
The accompanying notes are an integral part of the financial statements.
24	|	DWS Total Return Bond Fund

	Principal Amount ($)(a)	Value ($)
“HI” , Series 2015-77, Interest Only, 4.0%, 5/20/2045	1,080,684	160,492
GS Mortgage-Backed Securities Trust, “A2” , Series 2021-GR1, 144A, 2.5%, 11/25/2051	4,172,449	4,080,447
JPMorgan Mortgage Trust:
“2A1” , Series 2006-A2, 2.754% (d), 4/25/2036	287,666	281,035
“A3” , Series 2019-INV3, 144A, 3.5%, 5/25/2050	1,270,970	1,284,364
“A3” , Series 2020-INV1, 144A, 3.5%, 8/25/2050	399,033	403,283
Mello Mortgage Capital Acceptance, “A3” , Series 2021-INV3, 144A, 2.5%, 10/25/2051	2,802,137	2,738,826
Merrill Lynch Mortgage Investors Trust, “2A” , Series 2003-A6, 2.382% (d), 10/25/2033	114,229	116,101
Total Collateralized Mortgage Obligations (Cost $31,715,605)		30,951,673
Government & Agency Obligations 8.9%
Sovereign Bonds 0.7%
Bermuda Government International Bond, 144A, 2.375%, 8/20/2030	706,000	689,233
Perusahaan Penerbit SBSN Indonesia III, 144A, 2.8%, 6/23/2030 (b)	1,255,000	1,263,383
United Mexican States, 3.5%, 2/12/2034	940,000	906,639
		2,859,255
U.S. Government Sponsored Agencies 0.6%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/2031	1,500,000	2,099,909
U.S. Treasury Obligations 7.6%
U.S. Treasury Bonds:
Zero Coupon, 8/15/2042	1,325,000	842,892
1.375%, 12/31/2028	2,404,500	2,346,642
1.375%, 11/15/2031	11,470,300	11,052,709
1.875%, 11/15/2051	740,800	702,371
2.0%, 11/15/2041	8,129,100	7,901,739
U.S. Treasury Notes:
1.0%, 12/15/2024	2,718,300	2,690,480
1.25%, 12/31/2026	3,726,200	3,662,738
		29,199,571
Total Government & Agency Obligations (Cost $33,841,868)		34,158,735
Short-Term U.S. Treasury Obligations 1.4%
U.S. Treasury Bills:
0.17% (f), 5/19/2022 (g)	750,000	749,403
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	25

	Principal Amount ($)(a)	Value ($)
0.219% (f), 5/19/2022 (h)	4,100,000	4,096,737
0.244% (f), 5/19/2022 (h)	500,000	499,602
Total Short-Term U.S. Treasury Obligations (Cost $5,346,836)		5,345,742
	Shares	Value ($)
Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (i) (Cost $70,220)	315	20,472
Securities Lending Collateral 4.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (j) (k) (Cost $15,961,578)	15,961,578	15,961,578
Cash Equivalents 5.5%
DWS Central Cash Management Government Fund, 0.05% (j)	20,984,227	20,984,227
DWS ESG Liquidity Fund “Capital Shares” , 0.09% (j)	3,407	3,406
Total Cash Equivalents (Cost $20,987,634)		20,987,633
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $433,461,336)	111.5	426,375,393
Other Assets and Liabilities, Net	(11.5)	(43,891,357)
Net Assets	100.0	382,484,036
The accompanying notes are an integral part of the financial statements.
26	|	DWS Total Return Bond Fund

A summary of the Fund’s transactions with affiliated investments during the year ended January 31, 2022 are as follows:
Value ($) at 1/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 1/31/2022	Value ($) at 1/31/2022
Securities Lending Collateral 4.2%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (j) (k)
7,042,438	8,919,140 (l)	—	—	—	15,043	—	15,961,578	15,961,578
Cash Equivalents 5.5%
DWS Central Cash Management Government Fund, 0.05% (j)
11,030,279	308,329,218	298,375,270	—	—	2,928	—	20,984,227	20,984,227
DWS ESG Liquidity Fund “Capital Shares” , 0.09% (j)
3,404	2	—	—	—	6	—	3,407	3,406
18,076,121	317,248,360	298,375,270	—	—	17,977	—	36,949,212	36,949,211
*	Non-income producing security.
(a)	Principal amount stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at January 31, 2022 amounted to $15,424,876, which is 4.0% of net assets.
(c)	Perpetual, callable security with no stated maturity date.
(d)	Variable or floating rate security. These securities are shown at their current rate as of January 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(e)	When-issued or delayed delivery securities included.
(f)	Annualized yield at time of purchase; not a coupon rate.
(g)	At January 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(h)	At January 31, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.
(i)	Investment was valued using significant unobservable inputs.
(j)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	27

(k)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(l)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended January 31, 2022.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
CLO: Collateralized Loan Obligation
Interest Only: Interest Only (IO) bonds represent the “interest only” portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.
REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
REIT: Real Estate Investment Trust
SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.
At January 31, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	3/22/2022	10	1,281,044	1,279,688	(1,356)
Ultra Long U.S. Treasury Bond	USD	3/22/2022	107	20,683,634	20,216,312	(467,322)
Total unrealized depreciation						(468,678)
At January 31, 2022, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
2 Year U.S. Treasury Note	USD	3/31/2022	33	7,209,389	7,149,656	59,733
3 Year U.S. Treasury Note	USD	3/31/2022	55	12,517,782	12,399,922	117,860
The accompanying notes are an integral part of the financial statements.
28	|	DWS Total Return Bond Fund

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	3/31/2022	352	42,409,435	41,959,500	449,935
Ultra 10 Year U.S. Treasury Note	USD	3/22/2022	201	28,873,546	28,708,453	165,093
Total unrealized appreciation						792,621
At January 31, 2022, open credit default swap contracts purchased were as follows:
Centrally Cleared Swaps
Underlying Reference Obligation	Fixed Cash Flows Paid Frequency	Expiration Date	Notional Amount ($)	Currency	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
Markit CDX® North American High Yield Index	5.00%/ Quarterly	12/20/2026	87,510,000	USD	(6,420,803)	(5,906,442)	(514,361)
At January 31, 2022, the Fund had the following open forward foreign currency contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	4,905,000	USD	5,679,489	2/4/2022	168,528	State Street Bank and Trust
Currency Abbreviation(s)

EUR	Euro
USD	United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts, credit default swap contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	29

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of January 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds (a)	$ —	$244,849,035	$ —	$244,849,035
Mortgage-Backed Securities Pass-Throughs	—	41,294,187	—	41,294,187
Asset-Backed (a)	—	24,456,408	—	24,456,408
Commercial Mortgage-Backed Securities	—	8,349,930	—	8,349,930
Collateralized Mortgage Obligations	—	30,951,673	—	30,951,673
Government & Agency Obligations (a)	—	34,158,735	—	34,158,735
Short-Term U.S. Treasury Obligations	—	5,345,742	—	5,345,742
Warrants	—	—	20,472	20,472
Short-Term Investments (a)	36,949,211	—	—	36,949,211
Derivatives (b)
Futures Contracts	792,621	—	—	792,621
Forward Foreign Currency Contracts	—	168,528	—	168,528
Total	$37,741,832	$389,574,238	$20,472	$427,336,542
Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (b)
Futures Contracts	$ (468,678)	$ —	$ —	$ (468,678)
Credit Default Swap Contracts	—	(514,361)	—	(514,361)
Total	$ (468,678)	$ (514,361)	$ —	$ (983,039)
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts and forward foreign currency contracts.
The accompanying notes are an integral part of the financial statements.
30	|	DWS Total Return Bond Fund

Statement of Assets and Liabilities
as of January 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $396,512,124) — including $15,424,876 of securities loaned	$ 389,426,182
Investment in DWS Government & Agency Securities Portfolio (cost $15,961,578)*	15,961,578
Investment in affiliated Underlying Funds, at value (cost $20,987,634)	20,987,633
Foreign currency, at value (cost $108,243)	105,219
Receivable for investments sold	3,075,106
Receivable for Fund shares sold	11,736
Interest receivable	2,352,720
Unrealized appreciation on forward foreign currency contracts	168,528
Other assets	41,075
Total assets	432,129,777
Liabilities
Cash overdraft	1,299,244
Payable upon return of securities loaned	15,961,578
Payable for investments purchased — when-issued/delayed delivery securities	31,334,665
Payable for Fund shares redeemed	356,941
Payable for variation margin on futures contracts	82,608
Payable for variation margin on centrally cleared swaps	127,983
Accrued management fee	58,783
Accrued Trustees' fees	4,121
Other accrued expenses and payables	419,818
Total liabilities	49,645,741
Net assets, at value	$ 382,484,036
Net Assets Consist of
Distributable earnings (loss)	(54,611,767)
Paid-in capital	437,095,803
Net assets, at value	$ 382,484,036
*	Represents collateral on securities loaned.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	31

Statement of Assets and Liabilities as of January 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($208,629,489 ÷ 19,116,744 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Maximum offering price per share (100 ÷ 97.25 of $10.91)	$ 11.22
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($6,276,833 ÷ 574,519 outstanding shares of beneficial interest,
$.01 par value, unlimited number of shares authorized)	$ 10.93
Class R
Net Asset Value, offering and redemption price per share ($192,612 ÷ 17,648 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Class R6
Net Asset Value, offering and redemption price per share ($51,285 ÷ 4,720 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)**	$ 10.86
Class S
Net Asset Value, offering and redemption price per share ($134,349,721 ÷ 12,310,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Institutional Class
Net Asset Value, offering and redemption price per share ($32,984,096 ÷ 3,032,398 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.88
**	Net asset value and redemption price per share may not recalculate due to rounding of net assets and/or shares outstanding.
The accompanying notes are an integral part of the financial statements.
32	|	DWS Total Return Bond Fund

Statement of Operations
for the year ended January 31, 2022

Investment Income
Income:
Interest	$ 12,354,981
Income distributions from affiliated Underlying Funds	2,934
Securities lending income, net of borrower rebates	15,043
Total income	12,372,958
Expenses:
Management fee	1,666,970
Administration fee	404,240
Services to shareholders	622,820
Distribution and service fees	628,086
Custodian fee	11,151
Professional fees	132,951
Reports to shareholders	48,689
Registration fees	89,891
Trustees' fees and expenses	15,924
Other	25,076
Total expenses before expense reductions	3,645,798
Expense reductions	(584,278)
Total expenses after expense reductions	3,061,520
Net investment income	9,311,438
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,403,525
Swap contracts	352,509
Futures	2,374,999
Forward foreign currency contracts	31,752
Foreign currency	3,146
9,165,931
Change in net unrealized appreciation (depreciation) on:
Investments	(27,680,495)
Swap contracts	(514,361)
Futures	42,427
Forward foreign currency contracts	466,783
Foreign currency	(3,656)
(27,689,302)
Net gain (loss)	(18,523,371)
Net increase (decrease) in net assets resulting from operations	$ (9,211,933)
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	33

Statements of Changes in Net Assets
	Years Ended January 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 9,311,438	$ 10,261,405
Net realized gain (loss)	9,165,931	17,091,741
Change in net unrealized appreciation (depreciation)	(27,689,302)	(2,734,107)
Net increase (decrease) in net assets resulting from operations	(9,211,933)	24,619,039
Distributions to shareholders:
Class A	(5,025,988)	(5,026,187)
Class C	(128,572)	(233,706)
Class R	(4,380)	(5,397)
Class R6	(1,273)	(2,194)
Class S	(3,602,350)	(3,610,227)
Institutional Class	(876,995)	(1,147,075)
Total distributions	(9,639,558)	(10,024,786)
Fund share transactions:
Proceeds from shares sold	40,669,909	86,803,750
Reinvestment of distributions	8,947,267	9,278,462
Payments for shares redeemed	(94,957,070)	(172,065,446)
Net increase (decrease) in net assets from Fund share transactions	(45,339,894)	(75,983,234)
Increase (decrease) in net assets	(64,191,385)	(61,388,981)
Net assets at beginning of period	446,675,421	508,064,402
Net assets at end of period	$382,484,036	$ 446,675,421

The accompanying notes are an integral part of the financial statements.
34	|	DWS Total Return Bond Fund

Financial Highlights
DWS Total Return Bond Fund — Class A
	Years Ended January 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.43	$11.05	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.24	.24	.28	.34	.31
Net realized and unrealized gain (loss)	(.51)	.38	.76	(.38)	.14
Total from investment operations	(.27)	.62	1.04	(.04)	.45
Less distributions from:
Net investment income	(.25)	(.24)	(.35)	(.36)	(.32)
Net asset value, end of period	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[b,c]	(2.40)	5.63	10.16	(.26)	4.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	209	242	240	90	102
Ratio of expenses before expense reductions (%)	.97	.96	.98	1.05	1.07
Ratio of expenses after expense reductions (%)	.83	.84	.84	.84	.85
Ratio of net investment income (%)	2.14	2.13	2.55	3.24	2.89
Portfolio turnover rate (%)	182	143	211	187	189
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	35

DWS Total Return Bond Fund — Class C
	Years Ended January 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.44	$11.06	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.16	.16	.18	.26	.23
Net realized and unrealized gain (loss)	(.50)	.37	.79	(.37)	.14
Total from investment operations	(.34)	.53	.97	(.11)	.37
Less distributions from:
Net investment income	(.17)	(.15)	(.27)	(.29)	(.24)
Net asset value, end of period	$10.93	$11.44	$11.06	$10.36	$10.76
Total Return (%)[b,c]	(3.04)	4.84	9.43	(1.01)	3.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	13	19	3	9
Ratio of expenses before expense reductions (%)	1.71	1.71	1.70	1.80	1.83
Ratio of expenses after expense reductions (%)	1.58	1.59	1.59	1.59	1.59
Ratio of net investment income (%)	1.42	1.39	1.69	2.46	2.14
Portfolio turnover rate (%)	182	143	211	187	189
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
36	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class R
	Years Ended January 31,				Period Ended
	2022	2021	2020	2019	1/31/18 [a]
Selected Per Share Data
Net asset value, beginning of period	$11.43	$11.05	$10.36	$10.76	$10.83
Income (loss) from investment operations:
Net investment income[b]	.22	.21	.26	.31	.07
Net realized and unrealized gain (loss)	(.52)	.38	.75	(.37)	(.06)
Total from investment operations	(.30)	.59	1.01	(.06)	.01
Less distributions from:
Net investment income	(.22)	(.21)	(.32)	(.34)	(.08)
Net asset value, end of period	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[c]	(2.65)	5.37	9.88	(.51)	.08 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	193	292	292	259	390
Ratio of expenses before expense reductions (%)	1.38	1.37	1.36	1.42	1.33 **
Ratio of expenses after expense reductions (%)	1.08	1.09	1.09	1.09	1.09 **
Ratio of net investment income (%)	1.91	1.88	2.44	2.98	2.61 **
Portfolio turnover rate (%)	182	143	211	187	189 [d]
[a]	For the period from October 27, 2017 (commencement of operations) to January 31, 2018.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2018.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	37

DWS Total Return Bond Fund — Class R6
	Years Ended January 31,		Period Ended
	2022	2021	1/31/20 [a]
Selected Per Share Data
Net asset value, beginning of period	$11.38	$11.01	$10.86
Income (loss) from investment operations:
Net investment income[b]	.27	.26	.14
Net realized and unrealized gain (loss)	(.51)	.37	.17
Total from investment operations	(.24)	.63	.31
Less distributions from:
Net investment income	(.28)	(.26)	(.16)
Net asset value, end of period	$10.86	$11.38	$11.01
Total Return (%)[c]	(2.18)	5.82	2.91 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	51	51	72
Ratio of expenses before expense reductions (%)	.74	.64	.75 **
Ratio of expenses after expense reductions (%)	.58	.59	.59 **
Ratio of net investment income (%)	2.39	2.34	2.61 **
Portfolio turnover rate (%)	182	143	211 [d]
[a]	For the period from August 1, 2019 (commencement of operations) to January 31, 2020.
[b]	Based on average shares outstanding during the period.
[c]	Total return would have been lower had certain expenses not been reduced.
[d]	Represents the Fund’s portfolio turnover rate for the year ended January 31, 2020.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
38	|	DWS Total Return Bond Fund

DWS Total Return Bond Fund — Class S
	Years Ended January 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.43	$11.05	$10.36	$10.76	$10.63
Income (loss) from investment operations:
Net investment income[a]	.27	.27	.31	.36	.34
Net realized and unrealized gain (loss)	(.51)	.37	.75	(.37)	.14
Total from investment operations	(.24)	.64	1.06	(.01)	.48
Less distributions from:
Net investment income	(.28)	(.26)	(.37)	(.39)	(.35)
Net asset value, end of period	$10.91	$11.43	$11.05	$10.36	$10.76
Total Return (%)[b]	(2.16)	5.90	10.43	(.01)	4.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	134	154	161	132	150
Ratio of expenses before expense reductions (%)	.72	.72	.74	.76	.83
Ratio of expenses after expense reductions (%)	.58	.59	.59	.59	.60
Ratio of net investment income (%)	2.39	2.38	2.92	3.49	3.15
Portfolio turnover rate (%)	182	143	211	187	189
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Total Return Bond Fund	|	39

DWS Total Return Bond Fund — Institutional Class
	Years Ended January 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$11.39	$11.01	$10.31	$10.71	$10.58
Income (loss) from investment operations:
Net investment income[a]	.27	.27	.31	.36	.34
Net realized and unrealized gain (loss)	(.50)	.37	.76	(.37)	.14
Total from investment operations	(.23)	.64	1.07	(.01)	.48
Less distributions from:
Net investment income	(.28)	(.26)	(.37)	(.39)	(.35)
Net asset value, end of period	$10.88	$11.39	$11.01	$10.31	$10.71
Total Return (%)[b]	(2.08)	5.91	10.57	(.03)	4.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33	38	88	73	94
Ratio of expenses before expense reductions (%)	.70	.69	.69	.71	.75
Ratio of expenses after expense reductions (%)	.58	.59	.59	.59	.59
Ratio of net investment income (%)	2.39	2.40	2.92	3.49	3.15
Portfolio turnover rate (%)	182	143	211	187	189
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
40	|	DWS Total Return Bond Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Total Return Bond Fund (the “Fund” ) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
DWS Total Return Bond Fund	|	41

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.
Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services;
42	|	DWS Total Return Bond Fund

information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended January 31, 2022, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of January 31, 2022) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
DWS Total Return Bond Fund	|	43

As of January 31, 2022, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
Remaining Contractual Maturity of the Agreements as of January 31, 2022

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 14,670,988	$ —	$ —	$ —	$ 14,670,988
Government & Agency Obligations	1,290,590	—	—	—	1,290,590
Total Borrowings	$ 15,961,578	$ —	$ —	$ —	$ 15,961,578
Gross amount of recognized liabilities for securities lending transactions:					$ 15,961,578
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to hold cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.
44	|	DWS Total Return Bond Fund

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon current interpretation of tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
At January 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $48,459,000, including short-term losses ($19,682,000) and long-term losses ($28,777,000), which may be applied against realized net taxable capital gains indefinitely. Capital Loss Carryforwards from this Fund may be subject to certain limitations under Section 382–384 of the Internal Revenue Code.
The Fund has reviewed the tax positions for the open tax years as of January 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to additional income recognition on debt securities classified as equity under federal tax rules, premium amortization on debt securities, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting
DWS Total Return Bond Fund	|	45

period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At January 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 1,311,411
Capital loss carryforwards	$ (48,459,000)
Net unrealized appreciation (depreciation) on investments	$ (7,288,977)
At January 31, 2022, the aggregate cost of investments for federal income tax purposes was $433,664,370. The net unrealized depreciation for all investments based on tax cost was $7,288,977. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $4,048,236 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $11,337,213.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended January 31,
	2022	2021
Distributions from ordinary income*	$ 9,639,558	$ 10,024,786
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation
46	|	DWS Total Return Bond Fund

payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes.
B.	Derivative Instruments
Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.
The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.
An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.
Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an
DWS Total Return Bond Fund	|	47

underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended January 31, 2022, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics and to hedge the risk of default or other specified credit events on portfolio assets.
Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.
A summary of the open credit default swap contracts as of January 31, 2022 is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2022, the investment on the credit default swap contracts purchased had a total notional amount generally indicative of a range from $0 to $87,510,000.
Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended January 31, 2022, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.
Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin” ) in an amount equal to a certain percentage of the face value indicated in the futures
48	|	DWS Total Return Bond Fund

contract. Subsequent payments (“variation margin” ) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.
Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.
A summary of the open futures contracts as of January 31, 2022, is included in a table following the Fund’s Investment Portfolio. For the year ended January 31, 2022, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $21,496,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $5,094,000 to $90,218,000.
Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract” ) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended January 31, 2022, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund also entered into forward currency contracts for non-hedging purposes to seek to enhance potential gains.
Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.
A summary of the open forward currency contracts as of January 31, 2022, is included in the table following the Fund’s Investment Portfolio. For the year ended January 31, 2022, the investment in forward currency
DWS Total Return Bond Fund	|	49

contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,679,000 to $9,175,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $3,272,000.
The following tables summarize the value of the Fund’s derivative instruments held as of January 31, 2022 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Assets Derivative	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ 792,621	$ 792,621
Foreign Exchange Contracts (b)	168,528	—	168,528
	$ 168,528	$ 792,621	$ 961,149
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b)	Unrealized appreciation on forward foreign currency contracts
Liability Derivative	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (468,678)	$ (468,678)
Credit Contracts (a)	(514,361)	—	(514,361)
	$ (514,361)	$ (468,678)	$ (983,039)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a)	Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended January 31, 2022 and the related location in the accompanying Statement
50	|	DWS Total Return Bond Fund

of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 2,374,999	$ 2,374,999
Credit Contracts (a)	—	352,509	—	352,509
Foreign Exchange Contracts (a)	31,752	—	—	31,752
	$31,752	$352,509	$ 2,374,999	$ 2,759,260
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Net realized gain (loss) from forward foreign currency contracts, swap and futures contracts, respectively
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 42,427	$ 42,427
Credit Contracts (a)	—	(514,361)	—	(514,361)
Foreign Exchange Contracts (a)	466,783	—	—	466,783
	$ 466,783	$ (514,361)	$ 42,427	$ (5,151)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap and futures contracts, respectively
As of January 31, 2022, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and
DWS Total Return Bond Fund	|	51

Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following table:
Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$ 168,528	$ —	$ —	$ 168,528
C.	Purchases and Sales of Securities
During the year ended January 31, 2022, purchases and sales of investment securities, excluding short-term investments, were as follows:
	Purchases	Sales
Non-U.S. Treasury Obligations	$703,952,148	$777,851,037
U.S. Treasury Obligations	$ 87,369,484	$ 67,112,263
D.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion of the Fund’s average daily net assets	.400%
Next $1.75 billion of such net assets	.385%
Next $1.75 billion of such net assets	.370%
Next $2.5 billion of such net assets	.355%
Next $2.5 billion of such net assets	.345%
Next $2.5 billion of such net assets	.325%
Over $12.5 billion of such net assets	.315%
Accordingly, for the year ended January 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate
52	|	DWS Total Return Bond Fund

(exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund’s average daily net assets.
For the period from February 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class C	1.59%
Class R	1.09%
Class R6	.59%
Class S	.59%
Institutional Class	.59%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.80%
Class C	1.55%
Class R	1.05%
Class R6	.55%
Class S	.55%
Institutional Class	.55%
For the year ended January 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 318,897
Class C	11,555
Class R	675
Class R6	84
Class S	211,042
Institutional Class	42,025
$ 584,278
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Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended January 31, 2022, the Administration Fee was $404,240, of which $32,021 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended January 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at January 31, 2022
Class A	$ 104,593	$ 17,250
Class C	2,567	396
Class R	189	36
Class R6	77	13
Class S	104,655	17,401
Institutional Class	944	152
	$ 213,025	$ 35,248
In addition, for the year ended January 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 214,816
Class C	9,037
Class R	468
Class S	88,528
Institutional Class	36,949
$ 349,798
Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution
54	|	DWS Total Return Bond Fund

Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and R shares. For the year ended January 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at January 31, 2022
Class C	$ 66,629	$ 4,091
Class R	564	47
	$ 67,193	$ 4,138
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, C and R shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at January 31, 2022	Annual Rate
Class A	$ 538,754	$ 100,372.24%
Class C	21,577	3,284.24%
Class R	562	140.25%
	$ 560,893	$ 103,796
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended January 31, 2022 aggregated $1,541.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended January 31, 2022, the CDSC for Class C shares aggregated $173. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2022, DDI received $610 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended January 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,400, of which $480 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
DWS Total Return Bond Fund	|	55

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended January 31, 2022, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,135.
E.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at January 31, 2022.
56	|	DWS Total Return Bond Fund

F.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended January 31, 2022		Year Ended January 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,226,756	$ 13,871,587	2,456,365	$ 27,548,578
Class C	34,684	393,542	181,646	2,042,157
Class R	1,929	21,816	3,472	38,813
Class R6	174	1,960	7,156	81,238
Class S	834,426	9,457,711	3,018,612	33,936,887
Institutional Class	1,513,093	16,923,293	2,069,934	23,156,077
		$ 40,669,909		$ 86,803,750
Shares issued to shareholders in reinvestment of distributions
Class A	413,231	$ 4,659,148	415,971	$ 4,654,414
Class C	11,368	128,346	20,016	223,749
Class R	389	4,380	483	5,396
Class R6	113	1,273	196	2,194
Class S	291,295	3,284,330	290,644	3,252,723
Institutional Class	77,434	869,790	103,364	1,139,986
		$ 8,947,267		$ 9,278,462
Shares redeemed
Class A	(3,658,081)	$ (41,291,131)	(3,420,887)	$ (38,348,554)
Class C	(642,971)	(7,263,986)	(757,267)	(8,554,747)
Class R	(10,252)	(115,808)	(4,802)	(53,426)
Class R6	(15)	(173)	(9,410)	(107,275)
Class S	(2,252,075)	(25,372,000)	(4,434,896)	(49,711,650)
Institutional Class	(1,864,163)	(20,913,972)	(6,853,862)	(75,289,794)
		$ (94,957,070)		$ (172,065,446)
DWS Total Return Bond Fund	|	57

	Year Ended January 31, 2022		Year Ended January 31, 2021
	Shares	Dollars	Shares	Dollars
Net increase (decrease)
Class A	(2,018,094)	$ (22,760,396)	(548,551)	$ (6,145,562)
Class C	(596,919)	(6,742,098)	(555,605)	(6,288,841)
Class R	(7,934)	(89,612)	(847)	(9,217)
Class R6	272	3,060	(2,058)	(23,843)
Class S	(1,126,354)	(12,629,959)	(1,125,640)	(12,522,040)
Institutional Class	(273,636)	(3,120,889)	(4,680,564)	(50,993,731)
		$ (45,339,894)		$ (75,983,234)
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
58	|	DWS Total Return Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Total Return Bond Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Total Return Bond Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust” ), including the investment portfolio, as of January 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at January 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended January 31, 2018 and January 31, 2019 were audited by another independent registered public accounting firm whose report, dated March 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
DWS Total Return Bond Fund	|	59

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
March 24, 2022
60	|	DWS Total Return Bond Fund

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2021 to January 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
DWS Total Return Bond Fund	|	61

Expenses and Value of a $1,000 Investment
for the six months ended January 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/22	$ 961.90	$ 959.20	$ 960.70	$ 962.90	$ 963.20	$ 963.90
Expenses Paid per $1,000*	$ 4.01	$ 7.70	$ 5.24	$ 2.77	$ 2.77	$ 2.77
Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 8/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 1/31/22	$1,021.12	$1,017.34	$1,019.86	$1,022.38	$1,022.38	$1,022.38
Expenses Paid per $1,000*	$ 4.13	$ 7.93	$ 5.40	$ 2.85	$ 2.85	$ 2.85
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Total Return Bond Fund	.81%	1.56%	1.06%	.56%	.56%	.56%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
62	|	DWS Total Return Bond Fund

Tax Information	(Unaudited)
A total of 5% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
DWS Total Return Bond Fund	|	63

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Total Return Bond Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s
64	|	DWS Total Return Bond Fund

shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment
DWS Total Return Bond Fund	|	65

management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available
66	|	DWS Total Return Bond Fund

information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
DWS Total Return Bond Fund	|	67

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
68	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS Total Return Bond Fund	|	69

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
70	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director (1994–2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012-2022)	70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS Total Return Bond Fund	|	71

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
72	|	DWS Total Return Bond Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS Total Return Bond Fund	|	73

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
74	|	DWS Total Return Bond Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SZIAX	SZICX	SCSBX	SZIIX
CUSIP Number	25157W 107	25157W 305	25157W 404	25157W 503
Fund Number	463	763	2063	1463
For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
	Class R	Class R6
Nasdaq Symbol	SZIRX	SZIWX
CUSIP Number	25157W 842	25157W 834
Fund Number	1563	1663
DWS Total Return Bond Fund	|	75

222 South Riverside Plaza
Chicago, IL 60606-5808
DTRBF-2
(R-026258-11 3/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Total Return Bond Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended January 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$102,433	$0	$8,988	$0
2021	$102,433	$0	$8,988	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended January 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$461,717	$0
2021	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended January 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$8,988	$461,717	$0	$470,705
2021	$8,988	$650,763	$0	$659,751

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Total Return Bond Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/1/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	4/1/2022